RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
13.	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. The due from/to related parties represents advances to /or from entities controlled by the Company’s shareholders, or the shareholders themselves. The amounts are unsecured, non-interest bearing and due on demand.

Beijing Runtuo Industry &Technology Co. Ltd. (“Beijing Runtuo”) is a related party of the Company. The CEO of the Company owns part of an entity that is a shareholder of Beijing Runtuo. Beijing Runtuo provided natural gas to the Company for production. The Company has advanced to Beijing Runtuo $76,037, as of December 31, 2011 and a liability amounting $261,863 as of December 31, 2012. The Company also has a liability amounting $53,970 and $53,972 to Beijing Wowjoint Mechanical and Electrical Equipment Co., (“Wowjoint Mechanical”) a related party of the Company, as of December 31, 2012 and 2011 respectively. The CEO of the Company is the CEO and a shareholder of Wowjoint Mechanical. Wowjoint Mechanical provided preliminary work in process for the Company.

The CEO of the Company also provided certain personal guaranty to ensure the Company’s payment obligations under the RMB 5 million Loan Agreement with China Minsheng Bank entered in August 2012, which is not reflected on the balance sheet.